UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

BRAVO MULTINATIONAL INCORPORATED
(Name of small business in its charter)

Wyoming	000-53505	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 2020 General Booth Blvd., Suite 230 Virginia Beach, VA 23454

Registrant’s telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

EXPLANATORY NOTE

As previously reported, on July 03, 2023, Bravo Multinational, Inc. (“BRAVO”), a corporation formed under the laws of the State of Wyoming, entered into a Share Exchange Agreement (“the Agreement”) with Recombinant Productions Inc. (“RPI”), a corporation formed under the laws of the State of Nevada. Under the terms of the Agreement, the RPI shareholders will exchange shares representing approximately 51% of the outstanding shares of RPI common stock to BRAVO in exchange for 8,500,000 shares of BRAVO common stock.

On July 13, 2023, this transaction closed in accordance with terms of the Stock Purchase Agreement previously filed.

This Amendment No. 1 to our Current Report on Form 8-K is being filed to report the financial information that was required to be presented as a result of the closing described in our earlier Current Reports referenced herein.

Recombinant Productions, Inc. (“RPI”) is a Nevada corporation that is engaged in the business of developing and acquiring entertainment content and related technologies that span both traditional and new media distribution platforms.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for BRAVO’s business and operations and involve a number of risks and uncertainties. BRAVO’s forward-looking statements in this report are made as of the date hereof and BRAVO disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise. In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, BRAVO is identifying certain forward-looking information regarding, among other things, the Important factors that could cause further events or results to vary from those addressed in the forward-looking statements, including, without limitation, risks and uncertainties arising from the ability of BRAVO to successfully manage the acquisition of RPI; uncertainties relating to the ability to realize the expected benefits of the share exchange; unanticipated or unfavourable regulatory matters; general economic conditions in the region and industry in which the companies operate, and other risk factors as discussed in other BRAVO filings made from time to time with the United States Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Item 9.01- Fiancial Statements and Exhibits:

(a) Financial Statments of Business Acquired

RECOMBINANT PRODUCTIONS, INC.

FINANCIAL REPORTS
AT
JUNE 30, 2023

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Recombinant Productions Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Recombinant Productions Inc. (the “Company”) as of June 30, 2023, the related statement of operations, stockholders’ equity (deficit), and cash flows for the period June 15, 2023 (Inception) through June 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2023, and the results of its operations and its cash flows for the period June 15, 2023 (Inception) through June 30, 2023, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S BF Borgers CPA PC

BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company’s auditor since 2023

Lakewood, CO

September 19, 2023

RECOMBINANT PRODUCTIONS INC.

CONDENSED BALANCE SHEET

(Audited)
June 30,
2023

ASSETS
Current Assets
Cash	$-

Total Assets	$-

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts Payable	$1,000

Total Current Liabilities	1,000

Total Liabilities	1,000

Stockholders’ Deficit
Common Stock - $0.001 Par; 10,000 Shares Authorized, 10,000 Issued and Outstanding	10
Additional Paid-In-Capital	844
Accumulated Deficit	(1,854)

Total Stockholders’ Deficit	(1,000)

Total Liabilities and Stockholders’ Deficit	$-

The accompanying notes are an integral part of these unaudited financial statements.

RECOMBINANT PRODUCTIONS INC.

CONDENSED STATEMENT OF OPERATIONS - AUDITED

From June 15, 2023 (Date of Inception) to June 30,	2023

Revenue	$-

Operating Expenses
General and Administrative - Organization Expense	1,854

Total Operating Expenses	1,854

Net Loss for the Period	$(1,854)

Weighted Average Number of Common Shares - Basic and Diluted	9,667

Net Loss for the Period Per Common Shares - Basic and Diluted	$(0.19)

The accompanying notes are an integral part of these unaudited financial statements.

RECOMBINANT PRODUCTIONS INC.

CONDENSED STATEMENTS OF CASH FLOWS - AUDITED

From June 15, 2023 (Date of Inception) to June 30,	2023

Cash Flows from Operating Activities

Net Loss for the Period	$(1,854)

Changes in Assets and Liabilities:
Accounts Payable and Accrued Liabilities	1,000

Net Cash Flows Used In Operating Activities	(854)

Cash Flows from Investing Activities	-

Cash Flows from Financing Activities
Capital Contributions	854

Net Cash Flows Provided By Financing Activities	854

Net Change in Cash	-

Cash - Beginning of Period	-

Cash - End of Period	$-

Cash Paid During the Period for:
Interest	$-
Income Taxes	$-

Schedule of Non-Cash Transactions:
Issuance of Common Stock	$10

The accompanying notes are an integral part of these unaudited financial statements.

RECOMBINANT PRODUCTIONS INC.

CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT FROM JUNE 15, 2023 (DATE OF INCEPTION) TO JUNE 30, 2023 - AUDITED

	Common Stock		Additional		Total
	$0.001 Par		Paid-In	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Deficit
Balance - June 15, 2023 Inception	-	$-	$-	$-	$-

Issuance of Common Stock	10,000	10	(10)	-	-

Capital Contributions	-	-	854	-	854

Net Loss for the Period	-	-	-	(1,854)	(1,854)

Balance - June 30, 2023	10,000	$10	$844	$(1,854)	$(1,000)

The accompanying notes are an integral part of these unaudited financial statements.

NOTE 1 – Organization & Description of Business

Recombinant Productions, Inc. (“RPI”) was formed on June 15, 2023, as a Nevada corporation. The Company is engaged in the business of developing and acquiring entertainment content and related technologies that span both traditional and new media distribution platforms.

RPI will focus on documentary film and live event projects that have both initial release and long-term catalog opportunities, as well as in-person experiential and merchandising tie-ins.

NOTE 2 – Summary of Significant Accounting Policies

Method of Accounting

The Company’s condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash and Cash Equivalents

Cash and cash equivalents may include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less. The Company maintains cash and cash equivalents at financial institutions located in the United States, which periodically may exceed federally insured amounts.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Earnings (Loss) per Share

Earnings (loss) per share of common stock are computed in accordance with FASB ASC 260 “Earnings per Share”. Basic earnings (loss) per share are computed by dividing income or loss available to common shareholders by the weighted-average number of common shares outstanding for each period. Diluted earnings per share are calculated by adjusting the weighted average number of shares outstanding assuming conversion of all potentially dilutive stock options, warrants and convertible securities, if dilutive. Common stock equivalents that are anti-dilutive are excluded from both diluted weighted average number of common shares outstanding and diluted earnings (loss) per share.

NOTE 3 – Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its consolidated financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 4 – Going Concern

The Company’s condensed financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has reported recurring losses from operations and has net current liabilities and an accumulated deficit. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern.

While the Company is attempting to continue operations and generate revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations. Management intends to raise additional funds by way of a public or private offering. Management believes that the actions presently being taken to further implement the Company’s business plan and generate revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues. During the three months ended June 30,2023 due to lack of revenues the President of the Company paid for all expenses through capital contributions to the Company. This allowed the Company to continue as a going concern.

NOTE 5 – Related Party Transactions

During the three months ended June 30, 2023, the President of the Company paid expenses of the Company in the amount of $844. This amount was not to be reimbursed to the Company and was therefore included in capital contributions as of June 30, 2023.

NOTE 6 – Capital Stock

Common Stock

Common stock consists of 10,000 shares authorized at $0.001 par value. During the three months ended June 30, 2023, 10,000 shares of common stock were issued.

NOTE 7 - Subsequent Events

On July 3, 2023, the Company entered into a share exchange agreement with Bravo Multinational Incorporated., (“BMI”), a Wyoming corporation that is engaged in the business of developing and acquiring entertainment content and related technologies that span both traditional and new media distribution platforms. This transaction closed on July 13, 2023. Under the terms of the agreement, Company shareholders exchanged shares representing approximately 51% of their outstanding common stock to the BMI in exchange for 8,500,000 shares of the common stock of BMI. The Company is now a majority owned subsidiary of BMI.

On July 20, 2023, Bravo Multinational Incorporated formed a wholly-owned subsidiary, Global Merchandising, Inc., a Nevada Corporation.

(b) Pro Forma Finanical Infomation

BRAVO MULTINATIONAL INCORPORATED AND RECOMBINANT PRODUCTIONS, INC.
UNAUDITED PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET
as of June 30, 2023

	Bravo Multinational	Recombinant Productions Inc.	Proforma Adjustments		Proforma
ASSETS
Current Assets
Cash	$2,535	$-			$2,535
Prepaids	29,325	-			29,325

Total Assets	$31,860	$-			$31,860

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$8,936	$1,000			$9,936
Customer deposits	35,800	-			35,800
Due to related parties	66,230	-			66,230
Accrued board of directors fees	119,750	-			119,750
Total Liabilities	230,716	1,000			231,716

Stockholders’ Deficit:
Common Stock	4,763	10	(10	)(1)	5,613
			850	(2)
Additional paid-in capital	90,954,399	844	10	(1)	95,034,403
			4,079,150	(2)
Accumulated deficit	(90,940,720)	-	-		(90,940,720)

Net loss	(217,298)	(1,854)	(4,080,000)		(4,299,152)
Accumulated deficit	(91,158,018)	(1,854)	-		(91,159,872)
Total Stockholders’ Deficit	(198,856)	(1,000)	-		(199,856)

Total Liabilities and Stockholders’ Deficit	$31,860	$-	$-		$31,860

(1) To eliminate historical equity values of RCI.
(2) To reflect value of stock issued and impairment of goodwill at date of share exchange

(c) Exhibits

None

Dated: September 19, 2023	BRAVO MULTINATIONAL INCORPORATED By: /s/Richard Kaiser Name: Richard Kaiser Title: Director/CFO